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                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                           Dated as of March 17, 2006

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Exhibit 1      Mortgage Loan Schedule
Exhibit 2      Representations and Warranties
Exhibit 3      Pricing Formulation
Exhibit 4      Bill of Sale
Exhibit 5      Power of Attorney

                             Index of Defined Terms

             Affected Loan(s)...................................17
             Agreement...........................................2
             Certificate Purchase Agreement......................2
             Certificates........................................2
             Closing Date........................................3
             Collateral Information.............................11
             Crossed Mortgage Loans.............................17
             Defective Mortgage Loan............................17
             Final Judicial Determination.......................19
             Indemnification Agreement..........................14
             Initial Purchaser...................................2
             Master Servicer.....................................2
             Material Breach....................................16
             Material Document Defect...........................16
             Memorandum..........................................2
             MERS ...............................................5
             Mortgage File.......................................4
             Mortgage Loan Schedule..............................3
             Mortgage Loans......................................2
             Officer's Certificate...............................7
             Other Mortgage Loans................................2
             Pooling and Servicing Agreement.....................2
             Private Certificates................................2
             Prospectus Supplement...............................2
             Public Certificates.................................2
             Purchaser...........................................2
             Repurchased Loan...................................18
             Seller..............................................2
             Servicing File......................................9
             Special Servicer....................................2
             Trust...............................................2
             Trustee.............................................2
             Underwriters........................................2
             Underwriting Agreement..............................2

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                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 17, 2006, between Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Morgan Stanley
Capital I Inc. (the "Purchaser").

Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of March 1, 2006, between Purchaser, as depositor, Wells Fargo Bank,
National Association, as master servicer, J.E. Robert Company, Inc., as special servicer ("Special Servicer"), U.S. Bank National Association, as trustee
("Trustee") and LaSalle Bank National Association, as paying agent, certificate registrar and authenticating agent. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by
Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-HQ8 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term "Master
Servicer" as used herein shall mean Wells Fargo Bank, National Association in its capacity as a master servicer under the Pooling and Servicing Agreement unless otherwise specified.

The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class
A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the
"Public Certificates") will be sold by Purchaser to Morgan Stanley & Co.
Incorporated, LaSalle Financial Services, Inc., Banc of America Securities LLC
and Greenwich Capital Markets, Inc. (the "Underwriters"), pursuant to an
Underwriting Agreement, between Purchaser and the Underwriters, dated March 17,
2006 (the "Underwriting Agreement"), and the Class X, Class X-RC, Class G, Class
H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class
S, Class T, Class R-I, Class R-II and Class R-III Certificates (the "Private
Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated
(the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between
Purchaser and the Initial Purchaser, dated March 17, 2006 (the "Certificate
Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a
Prospectus Supplement dated March 17, 2006 (together with the Prospectus, the
"Prospectus Supplement"), and the Initial Purchaser will offer the Private
Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated
March 17, 2006 (the "Memorandum").

In consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

Article I.      AGREEMENT TO PURCHASE.

Section 1.01    Seller agrees to sell, and Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to the Mortgage Loans is March
1, 2006. The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,599,269,551. The sale of the Mortgage Loans shall take place on March 28, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to Seller by wire transfer in immediately available funds on the
Closing Date.

Section 1.02    On the Closing Date, Purchaser will assign to Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14), and Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and Purchaser's rights under this
Agreement (to the extent set forth in Section 14).

Article II.     CONVEYANCE OF MORTGAGE LOANS.

Section 2.01    Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, Seller does hereby transfer, assign, set over and otherwise convey to Purchaser, without recourse, except as specifically provided herein, all the right, title and interest of Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated
March 1, 2006, will be executed by Seller and Master Servicer, in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date.
The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the
Pooling and Servicing Agreement. In connection with such transfer and assignment, Seller shall deliver to or on behalf of Trustee, on behalf of
Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause 2.2.1 hereof) for each Mortgage Loan and on or prior to the fifth
Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of Trustee,
Master Servicer and Special Servicer to empower Trustee, Master Servicer and, in the event of the failure or incapacity of Trustee and Master Servicer, Special
Servicer, to submit for recording, at the expense of Seller, any Mortgage Loan documents required to be recorded as described in the Pooling and Servicing
Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to Trustee). Seller agrees to reasonably cooperate with Trustee, Master Servicer and Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage
Loan by

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or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such
Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. Trustee shall submit such documents for recording, at Seller's expense, after the periods set forth above, provided, however, Trustee shall not submit such assignments for recording if Seller produces evidence that it has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, Seller shall deliver to or on behalf of Trustee each of the remaining documents or instruments specified in Section 2.2 hereof (with such exceptions and additional time periods as are permitted by this Section 2)
with respect to each Mortgage Loan (each, a "Mortgage File"). (Seller acknowledges that the term "without recourse" does not modify the duties of
Seller under Section 5 hereof.)

Section 2.02    All Mortgage Files, or portions thereof, delivered prior to the
Closing Date are to be held by or on behalf of Trustee in escrow on behalf of
Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

      (a)   The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of U.S. Bank National Association, as
            Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
            Pass-Through Certificates, Series 2006-HQ8, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit, with a copy of the
            Mortgage Note attached thereto;

      (b)   The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original
            Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original
            Mortgage has been delivered for recordation or because such original
            Mortgage has been lost, Seller shall deliver or cause to be delivered to Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of
            Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such
            Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

      (c)   The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon, or if any such original modification, consolidation or extension agreement has been delivered

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            to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the
            Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by Seller together with (i) in the case of a delay caused by the public recording office, an Officer's
            Certificate of Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

      (d)   An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "U.S. Bank National
            Association, as Trustee for Morgan Stanley Capital I Inc.,
            Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8,"
            provided, if the related Mortgage has been recorded in the name of
            Mortgage Electronic Registration Systems, Inc. ("MERS") or its
            designee, no such assignments will be required to be submitted for recording or filing and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      (e)   Originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by Seller, or in the case of an original blanket intervening assignment of Mortgage retained by Seller, a copy thereof certified by Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening Assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded
            intervening Assignment of Mortgage;

      (f)   If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by Seller to be a true and complete copy of the original
            Assignment of Leases submitted for

                                        5

            recording, together with (i) an original of each assignment of such
            Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by Seller to be a true and complete copy of the original assignment submitted for recording, and (ii) an original assignment of such Assignment of
            Leases, in recordable form, signed by the holder of record in favor of "U.S. Bank National Association, as Trustee for Morgan Stanley
            Capital I Inc., Commercial Mortgage Pass-Through Certificates,
            Series 2006-HQ8," which assignment may be effected in the related
            Assignment of Mortgage, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of
            Assignment of Leases in favor of Trustee will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      (g)   The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

      (h)   The original Title Insurance Policy, or in the event such original
            Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original Title Insurance Policy to follow within
            180 days of the Closing Date or a preliminary title report with an original Title Insurance Policy to follow within 180 days of the
            Closing Date;

      (i)   (A) Copies of UCC financing statements (together with all
            assignments thereof) and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to Trustee executed and delivered in connection with the Mortgage Loan, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such financing statements will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

      (j)   Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

      (k)   Copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor
            Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related B Note), if any, related to any Mortgage
            Loan;

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      (l)   Either (A) the original of each letter of credit, if any,
            constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to Trustee on behalf of the Trust with a copy to be held by Primary Servicer (or Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing
            Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by Primary Servicer (or Master
            Servicer) on behalf of Trustee, with a copy to be held by Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and
            Servicing Agreement and the Primary Servicing Agreement (it being understood that Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an
            acknowledgement thereof by the bank (with a copy of such
            acknowledgement to be sent to Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of Seller to assign the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, any letter of credit held by Primary Servicer (or Master Servicer)
            acknowledges that any letter of credit held by it shall be held in its capacity as agent of the Trust, and if Primary Servicer (or
            Master Servicer) sells its rights to service the applicable Mortgage
            Loan, Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of
            Special Servicer to such party as Special Servicer may instruct, in each case, at the expense of Primary Servicer (or Master Servicer).
            Primary Servicer (or Master Servicer) has agreed to indemnify the
            Trust for any loss caused by the ineffectiveness of such assignment;

      (m)   The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

      (n)   Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than
            $20,000,000;

      (o)   The original or a copy of any Environmental Insurance Policy; and

      (p)   Any affidavit and indemnification agreement.

The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to Primary Servicer, Master Servicer or Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to Primary Servicer within 30 days of the Closing Date.

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"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

Section 2.03    The Assignments of Mortgage and assignment of Assignment of
Leases referred to in Sections 2.2.4 and 2.2.6 may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming
Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from Seller to Purchaser and from Purchaser to Trustee on behalf of the Certificateholders.

Section 2.04    If Seller cannot deliver, or cause to be delivered, as to any
Mortgage Loan, any of the documents and/or instruments referred to in Sections
2.2.2, 2.2.3, 2.2.5 or 2.2.6, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90 day period, but
Seller delivers a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording), to Trustee within such 90 day period, Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as Trustee may consent to, which consent shall not be unreasonably withheld so long as Seller is, as certified in writing to Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

Section 2.05    Trustee, as assignee or transferee of Purchaser, shall be
entitled to all scheduled payments of principal due thereon after the Cut-Off
Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to
Seller.

Section 2.06    Within 45 days following the Closing Date, Seller shall deliver, and Purchaser, Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of Seller, in the appropriate public office for real property records, each assignment referred to in clauses 2.2.4 and 2.2.6(ii) above (with recording information in blank if such information is not yet available). Within 10 days following the Closing Date, Seller shall deliver, and Purchaser, Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause 2.2.9(B). If any such document or

                                        8

instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Seller shall prepare a substitute therefor or cure such defect, and Seller shall, at its own expense (except in the case of a document or instrument that is lost by Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

Section 2.07    As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, Seller shall provide a notice on or prior to the date that is 30 days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is 30 days after the
Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of Master
Servicer or the applicable Primary Servicer, Seller will draw on such letter of credit as directed by Master Servicer or such Primary Servicer in such notice to the extent Seller has the right to do so.

Section 2.08    Documents that are in the possession of Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan
(the "Servicing File") shall be delivered to Trustee shall be shipped by Seller to or at the direction of Master Servicer, on behalf of Purchaser, on or prior to the 75th day after the Closing Date, in accordance with Section 3.1 of the
Primary Servicing Agreement, if applicable.

Section 2.09    The documents required to be delivered to Master Servicer (or in the alternative, Primary Servicer) shall include, to the extent required to be
(and actually) delivered to Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the
Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the
Borrower/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Notwithstanding the
foregoing, Seller shall not be required to deliver any draft documents, or any attorney-client communications that are privileged communications or constitute legal or other due diligence analyses, or internal communications of Seller or its affiliates, or credit underwriting or other analyses or data. Delivery of any of the foregoing documents to Primary Servicer shall be deemed a delivery to
Master Servicer and satisfy Seller's obligations under this subparagraph. Each of the foregoing items may be delivered by Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to Master Servicer.

Section 2.10    Upon the sale of the Mortgage Loans by Seller to Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in Purchaser and its assigns, and the ownership of all

                                        9

records and documents constituting the Servicing File with respect to the related Mortgage Loan prepared by or that come into the possession of Seller shall immediately vest in Purchaser and its assigns, and shall be delivered promptly by Seller to or on behalf of either Trustee or Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement.
Seller's and Purchaser's records shall reflect the transfer of each Mortgage
Loan from Seller to Purchaser and its assigns as a sale.

Section 2.11    It is the express intent of the parties hereto that the
conveyance of the Mortgage Loans and related property to Purchaser by Seller as provided in this Section 2 be, and be construed as, an absolute sale of the
Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by Seller to Purchaser to secure a debt or other obligation of
Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of
Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

      (a)   this Agreement shall be deemed to be a security agreement; and

      (b)   the conveyance provided for in this Section 2 shall be deemed to be a grant by Seller to Purchaser of a security interest in all of
            Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i)     All accounts, general intangibles, chattel paper,
                    instruments, documents, money, deposit accounts,
                    certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising
                    from or relating to any of the following property: the
                    Mortgage Loans identified on the Mortgage Loan Schedule,
                    including the related Mortgage Notes, Mortgages, security
                    agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the
                    Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage
                    Files;

            (ii)    All accounts, general intangibles, chattel paper,
                    instruments, documents, money, deposit accounts,
                    certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with
                    respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above
                    (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (iii)   All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

Section 2.12    The possession by Purchaser or its designee of the Mortgage
Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the
Uniform Commercial Code (including, without limitation, Sections 9-313

                                       10

thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, Seller makes no representation or warranty as to the perfection of any such security interest.

Section 2.13    Notifications to Persons holding such property, and
acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

Section 2.14    Seller shall, to the extent consistent with this Agreement and upon request by or on behalf of Purchaser, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case,
Seller hereby authorizes Trustee to file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

Section 2.15    Notwithstanding anything to the contrary contained herein, and subject to Section 2.1, Purchaser shall not be required to purchase any Mortgage
Loan as to which any Mortgage Note (endorsed as described in clause 2.2.1)
required to be delivered to or on behalf of Trustee or Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

Article III.    EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

Section 3.01    Seller shall (i) deliver to Purchaser on or before the Closing
Date a diskette acceptable to Purchaser that contains such information about the
Mortgage  Loans as may be  reasonably  requested by  Purchaser,  (ii) deliver to
Purchaser  investor  files  (collectively  the  "Collateral  Information")  with respect to the assets  proposed  to be included  in the  Mortgage  Pool and made available at Purchaser's headquarters in New York, and (iii) otherwise cooperate fully  with  Purchaser  in its  examination  of the credit  files,  underwriting documentation  and Mortgage  Files for the Mortgage  Loans and its due diligence review of the  Mortgage  Loans.  The fact that  Purchaser  has  conducted or has failed to conduct  any  partial or  complete  examination  of the credit  files, underwriting  documentation  or Mortgage  Files for the Mortgage Loans shall not affect the right of  Purchaser  or Trustee to cause  Seller to cure any Material
Document Defect or Material Breach (each as defined below),  or to repurchase or replace the defective Mortgage Loans pursuant to Section 5 hereof.

                                       11

Section 3.02    On or prior to the Closing Date, Seller shall allow
representatives of any of Purchaser, each Underwriter, each Initial Purchaser,
Trustee, Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, Seller's underwriting procedures and Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, Seller will make available to such representatives of any of Purchaser, each Underwriter, each Initial Purchaser, Trustee, Special
Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and
Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, Seller shall provide Purchaser with all material information regarding Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to Seller's financial condition, financial statements as provided to Purchaser or other developments affecting Seller's ability to consummate the transactions contemplated hereby or otherwise affecting Seller in any material respect. Within 45 days after the Closing Date, Seller shall provide Master Servicer or Primary Servicer, if applicable, with any additional information identified by Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

Section 3.03    Purchaser may exercise any of its rights hereunder through one or more designees or agents, provided Purchaser has provided Seller with prior notice of the identity of such designee or agent.

Section 3.04    Purchaser shall keep confidential any information regarding
Seller and the Mortgage Loans that has been delivered into Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the
Prospectus Supplement or Purchaser is required by law or court order to disclose such information. If Purchaser is required to disclose in the Memorandum or the
Prospectus Supplement confidential information regarding Seller as described in the preceding sentence, Purchaser shall provide to Seller a copy of the proposed form of such disclosure prior to making such disclosure and Seller shall promptly, and in any event within two Business Days, notify Purchaser of any inaccuracies therein, in which case Purchaser shall modify such form in a manner that corrects such inaccuracies. If Purchaser is required by law or court order to disclose confidential information regarding Seller as described in the second preceding sentence, Purchaser shall notify Seller and cooperate in Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, Purchaser is compelled as a matter of law to disclose such information, Purchaser shall, prior to making such disclosure, advise and consult with Seller and its counsel as to such disclosure and the nature and wording of such disclosure and Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that Purchaser is required by a regulatory agency or court order to

                                       12

make such disclosure immediately, then Purchaser shall be permitted to make such disclosure without prior review by Seller.

Article IV.     REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

Section 4.01    To induce Purchaser to enter into this Agreement, Seller hereby makes for the benefit of Purchaser and its assigns with respect to each Mortgage
Loan (subject to the last paragraph of this Section 4.1) as of the date hereof
(or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached thereto, and hereby further represents and warrants to Purchaser as of the date hereof that:

      (a)   Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Seller has the requisite power and authority and legal right to own the
            Mortgage Loans and to transfer and convey the Mortgage Loans to
            Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

      (b)   This Agreement has been duly and validly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Purchaser, this Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles
            (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

      (c)   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Seller with this Agreement, or the consummation by Seller of any transaction contemplated hereby, other than (A) such qualifications as may be required under state securities or blue sky laws, (B) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage
            Loans to Purchaser, (C) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (D) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by Seller under this Agreement.

      (d)   Neither the transfer of the Mortgage Loans to Purchaser, nor the execution, delivery or performance of this Agreement by Seller, conflicts or will conflict with, results or will

                                       13

            result in a breach of, or constitutes or will constitute a default under (A) any term or provision of Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection 4.1.3, any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C)
            above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      (e)   There are no actions or proceedings against, or investigations of,
            Seller pending or, to Seller's knowledge, threatened in writing against Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

      (f)   On the Closing Date, the sale of the Mortgage Loans pursuant to this
            Agreement will effect a transfer by Seller of all of its right, title and interest in and to the Mortgage Loans to Purchaser.

      (g)   To Seller's knowledge, Seller's Information (as defined in that certain indemnification agreement, dated March 17, 2006, between
            Seller, Purchaser, the Underwriters and the Initial Purchasers (the
            "Indemnification Agreement")) relating to the Mortgage Loans does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (when read together with the Final Prospectus Supplement, in the case of Public Certificates, or when read together with the
            Memorandum, in the case of the Private Certificates).
            Notwithstanding anything contained herein to the contrary, this subparagraph 4.1.7 shall run exclusively to the benefit of Purchaser and no other party.

To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth in Schedule A to Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

                                       14

      (h)   Seller has complied with the disclosure requirements of Regulation
            AB that arise from its role as "seller" and "sponsor" in connection with the issuance of the Certificates.

      (i)   For so long as the Trust is subject to the reporting requirements of the Exchange Act, Seller shall provide Purchaser (or with respect to any Serviced Companion Mortgage Loan that is deposited into an Other
            Securitization, the depositor in such Other Securitization) and the
            Paying Agent with any Additional Form 10-D Disclosure and any
            Additional Form 10-K Disclosure set forth next to Seller's name on
            Schedule XV and Schedule XVI of the Pooling and Servicing Agreement
            within the time periods set forth in the Pooling and Servicing
            Agreement.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

Section 4.02    To induce Seller to enter into this Agreement, Purchaser hereby represents and warrants to Seller as of the date hereof:

      (a)   Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

      (b)   Purchaser has full power and authority to acquire the Mortgage
            Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement.
            Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

      (c)   No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Purchaser with this Agreement, or the consummation by Purchaser of any transaction contemplated hereby that has not been obtained or made by Purchaser.

      (d)   Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by Purchaser will violate
            Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which
            Purchaser is a party or that may be applicable to Purchaser or its assets.

                                       15

      (e)   Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

      (f)   There are no actions or proceedings against, or investigations of,
            Purchaser pending or, to Purchaser's knowledge, threatened against
            Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the
            Certificates, the execution, delivery or enforceability of this
            Agreement or have an effect on the financial condition of Purchaser that would materially and adversely affect the ability of Purchaser to perform its obligation under this Agreement.

      (g)   Purchaser has not dealt with any broker, investment banker, agent or other person, other than Seller, the Underwriters, the Initial
            Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the
            Mortgage Loans or consummation of any of the transactions
            contemplated hereby.

To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations and warranties made by Purchaser pursuant to this
Section 4.2 shall survive the purchase of the Mortgage Loans.

Article V.      REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY
SELLER.

Section 5.01    It is hereby acknowledged that Seller shall make for the benefit of Trustee on behalf of the holders of the Certificates, whether directly or by way of Purchaser's assignment of its rights hereunder to Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

Section 5.02    It is hereby further acknowledged that if any document required to be delivered to Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either
(i) materially and adversely affects the interests of the holders of the
Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and
(B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan (such a document defect described in the preceding clause (i) or
(ii), a "Material

                                       16

Document Defect" and such a breach described in the preceding clause (i) or (ii)
a "Material Breach"), the party discovering such Material Document Defect or
Material Breach shall promptly notify, in writing, the other parties; provided that any breach of the representation and warranty contained in paragraph 42 of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or
(ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, Master Servicer
shall, and Special Servicer may, request that Seller, not later than 90 days from Seller's receipt of the notice of such Material Document Defect or Material
Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document
Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90 day period, and such Material Document
Defect or Material Breach would not cause the Mortgage Loan to be other than a
"qualified mortgage"(as defined in the Code) but Seller is diligently attempting to effect such correction or cure, as certified by Seller in an Officer's
Certificate delivered to Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x)
the Mortgage Loan is, at the end of the initial 90 day period, then a Specially
Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement
and (y) the Material Document Defect was identified in a certification delivered to Seller by Trustee pursuant to Section 2.2 of the Pooling and Servicing
Agreement not less than 90 days prior to the delivery of the notice of such
Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to Seller pursuant to Section 2.2 of the
Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by Seller of any Material Document Defect listed therein.

Section 5.03    Seller hereby covenants and agrees that, if any such Material
Document Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage
Loan or REO Mortgage Loan from Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and
Treasury Regulation Section 1.860G-2(f)), at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or
Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, repurchase or substitution must occur within 90 days from the date Seller was notified of the breach or defect. Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

Section 5.04    If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage
Loan is cross-collateralized and

                                       17

cross-defaulted with one or more other Mortgage Loans ("Crossed Mortgage Loans")
and (z) the applicable document defect or breach does not constitute a Material
Document Defect or Material Breach, as the case may be, as to such Crossed
Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material
Document Defect or Material Breach, as the case may be, as to each such Crossed
Mortgage Loan for purposes of the above provisions, and Seller shall be obligated to repurchase or replace each such Crossed Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, (A) Seller provides a Nondisqualification Opinion to Trustee at the expense of Seller if Trustee acting at the direction of the Controlling Class determines that it would be usual and customary in accordance with industry practice to obtain a Nondisqualification Opinion and (B) both of the following conditions would be satisfied if Seller were to repurchase or replace only those
Mortgage Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph (the "Affected Loan(s)"): (i) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected
Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the greater of (A) the debt service coverage ratio for all such Crossed Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement
and (B) 1.25x, and (ii) the loan-to-value ratio for all such Crossed Mortgage
Loans (excluding the Affected Loan(s)) is not greater than the lesser of (A) the current loan-to-value ratio for all such Mortgage Loans (including the Affected
Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the
Final Prospectus Supplement and (B) 75%. The determination of Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. Master Servicer will be entitled to cause to be delivered, or direct Seller to (in which case Seller shall) cause to be delivered to Master Servicer: (A) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of Seller if the scope and cost of the Appraisal is approved by Seller
(such approval not to be unreasonably withheld) and (B) an opinion of counsel that not requiring the repurchase of each such other Mortgage Loan will not result in an Adverse REMIC Event.

Section 5.05    With respect to any Defective Mortgage Loan, to the extent that
Seller is required to repurchase or substitute for such Defective Mortgage Loan
(each, a "Repurchased Loan") in the manner prescribed above while Trustee (as assignee of Purchaser) continues to hold any Crossed Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized
Loan") with such Repurchased Loan, Seller and Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Cross-Collateralized Loans held by Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished Trustee, at the expense of Seller, a nondisqualification opinion that such modification shall not cause an Adverse
REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, Seller and Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and Seller shall repurchase or substitute for the
Repurchased Loan and all related Cross-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized

                                       18

Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The
Mortgagors set forth on Schedule B to Exhibit 2 hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

Section 5.06    Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage by the local authority with which the Mortgage was recorded; or (c) the absence from the Mortgage File of the item specified in paragraph 2.2.8. If any of the foregoing Material Document Defects is discovered by the Custodian (or Trustee if there is no Custodian), Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon
Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

Section 5.07    If Seller disputes that a Material Document Defect or Material
Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii)
to repurchase the affected Mortgage Loan from Purchaser or its assignee or (iii)
to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with this Agreement, then provided that (i) the period of time provided for Seller to correct, repurchase or cure has expired and (ii) the
Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan,
Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Sections 9.5, 9.12, 9.15 and 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to a work-out shall not constitute a defense to any repurchase claim nor shall such modification and work-out change the Purchase Price due from Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such
Mortgage Loan and sale of the REO Property, to a Person other than Seller shall be without (i) recourse of any kind (either express or implied) by such Person against Seller and (ii) representation or warranty of any kind (either express or implied) by Seller to or for the benefit of such Person.

Section 5.08    Seller shall have the right to purchase certain of the Mortgage
Loans or REO Properties, as applicable, in accordance with Section 9.36 of the
Pooling and Servicing Agreement.

Section 5.09    The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or

                                       19

Mortgage Loan) shall not prejudice any claim against Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, Master Servicer shall notify Seller of the discovery of the Material Document Defect or Material
Breach and Seller shall have 90 days to correct or cure such Material Document
Defect or Material Breach or purchase the REO Property at the Purchase Price.
After a final liquidation of the Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order after the expiration of any applicable appeal period that Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan (a "Final Judicial Determination") or
Seller otherwise accepts liability, then, but in no event later than the
Termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing
Agreement, Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation in accordance with the
Pooling and Servicing Agreement (including those arising from any sale to
Seller) and the Purchase Price.

Section 5.10    Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 5, Special Servicer shall not receive a Liquidation
Fee from Seller (but may collect such Liquidation Fee from the related
Liquidation Proceeds as otherwise provided herein); provided, however, that in the event Seller is obligated to repurchase the Mortgage Loan or REO Mortgaged
Property after a final liquidation of such Mortgage Loan or REO Property pursuant to the immediately preceding paragraph, an amount equal to any
Liquidation Fee (calculated on the basis of Liquidation Proceeds) payable to
Special Servicer shall be included in the definition of "Purchase Price" in respect of such Mortgage Loan or REO Mortgaged Property. Except as expressly set forth above, no Liquidation Fee shall be payable in connection with a repurchase of a Mortgage Loan by Seller.

Section 5.11    The obligations of Seller set forth in this Section 5 to cure a
Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by Seller set forth in this Agreement
(other than those set forth in Exhibit 2).

Section 5.12    Notwithstanding the foregoing, in the event that there is a breach of the representations and warranties set forth in paragraph 39 of
Exhibit 2 hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan, and the related Mortgagor's payments made for the reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan are insufficient and cause the Trust to incur an Additional Trust Expense in an amount equal to such reasonable costs and expenses not paid by such Mortgagor, Seller hereby covenants and agrees to reimburse the Trust within 90 days of the receipt of notice of such breach in an amount sufficient to avoid such Additional Trust Expense. The parties hereto acknowledge that such reimbursement shall be Seller's sole obligation with respect to the breach discussed in the previous sentence.

Section 5.13    The Pooling and Servicing Agreement shall provide that Trustee
(or Master Servicer or Special Servicer on its behalf) shall give written notice promptly (but in any event

                                       20

within three Business Days) to Seller of its discovery of any Material Document
Defect or Material Breach and prompt written notice to Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the
Pooling and Servicing Agreement).

Section 5.14    If Seller repurchases any Mortgage Loan pursuant to this
Section 5, Purchaser or its assignee, following receipt by Trustee of the
Purchase Price therefor, promptly shall deliver or cause to be delivered to
Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to Trustee shall be endorsed and assigned to Seller in the same manner such that Seller shall be vested with legal and beneficial title to such
Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

Article VI.     CLOSING.

Section 6.01    The closing of the sale of the Mortgage Loans shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at
9:00 a.m., New York time, on the Closing Date. The closing shall be subject to each of the following conditions:

      (a)   All of the representations and warranties of Seller and Purchaser specified in Section 4 hereof (including, without limitation, the representations and warranties set forth on Exhibit 2 hereto) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date (to the extent of the standard, if any, set forth in each representation and warranty).

      (b)   All Closing Documents specified in Section 7 hereof, in such forms as are agreed upon and reasonably acceptable to Seller or Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

      (c)   Seller shall have delivered and released to Purchaser or its designee all documents required to be delivered to Purchaser as of the Closing Date pursuant to Section 2 hereof.

      (d)   The result of the examination and audit performed by Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to
            Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of Seller's
            Information to be disclosed in the Memorandum and the Prospectus
            Supplement.

      (e)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and Seller and Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

      (f)   Seller shall have paid all fees and expenses payable by it to
            Purchaser pursuant to Section 8 hereof.

                                       21

      (g)   The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such
            Class in the Memorandum and the Prospectus Supplement.

      (h)   No Underwriter shall have terminated the Underwriting Agreement and none of the Initial Purchasers shall have terminated the Certificate
            Purchase Agreement, and neither the Underwriters nor the Initial
            Purchasers shall have suspended, delayed or otherwise cancelled the
            Closing Date.

      (i)   Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

Section 6.02    Each party agrees to use its best efforts to perform its
respective obligations hereunder in a manner that will enable Purchaser to purchase the Mortgage Loans on the Closing Date.

ARTICLE VII.    CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

Section 7.01    This Agreement duly executed by Purchaser and Seller.

Section 7.02    A certificate of Seller, executed by a duly authorized officer of Seller and dated the Closing Date, and upon which Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii)
Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

Section 7.03    True, complete and correct copies of Seller's articles of
organization and by-laws or other organizational documents.

Section 7.04    A certificate of existence for Seller from the Secretary of
State of New York dated not earlier than 30 days prior to the Closing Date.

Section 7.05    A certificate of the Secretary or Assistant Secretary of Seller,
dated the Closing Date, and upon which Purchaser may rely, to the effect that each individual who, as an officer or representative of Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

Section 7.06    An opinion of counsel (which, other than as to the opinion described in paragraph 7.6.6 below, may be in-house counsel) to Seller, dated the Closing Date, substantially to the

                                       22

effect of the following (with such changes and modifications as Purchaser may approve and subject to such counsel's reasonable qualifications):

      (a)   Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

      (b)   This Agreement has been duly authorized, executed and delivered by
            Seller.

      (c)   No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by
            Seller of the transactions contemplated by the terms of this
            Agreement except any approvals as have been obtained.

      (d)   Neither the execution, delivery or performance of this Agreement by
            Seller, nor the consummation by Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which
            Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

      (e)   To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which Seller is a party, or threatened against Seller, (a) asserting the invalidity of this
            Agreement or (b) which materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement.

      (f)   This Agreement is a valid, legal and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3)
            general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

                                       23

Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

Section 7.07    A "10b-5" opinion of counsel addressed to Purchaser and the
Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, as to the disclosure provided by Seller to Purchaser in connection with the
Certificates.

Section 7.08    An opinion of counsel addressed to Purchaser and the
Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, that such disclosure complies as to form with the applicable requirements of
Regulation AB. Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by Seller to Purchaser or
Seller's execution and delivery of, or performance under, this Agreement.

Section 7.09    A letter from Deloitte & Touche, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the
Prospectus Supplement agrees with the records of Seller.

Section 7.10    Such further certificates, opinions and documents as Purchaser may reasonably request.

Section 7.11    An officer's certificate of Purchaser, dated as of the Closing
Date, with the resolutions of Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of Purchaser dated not earlier than 30 days prior to the Closing Date.

Section 7.12    Such other certificates of Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this
Agreement as Seller or its counsel may reasonably request.

Section 7.13    An executed Bill of Sale in the form attached hereto as
Exhibit 4.

ARTICLE VIII.   COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by Seller and Purchaser in a separate Letter of Understanding dated
March 17, 2006.

ARTICLE IX.     NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a)
personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile

                                       24

transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to Purchaser, addressed to Morgan Stanley Capital I
Inc., 1585 Broadway, New York, New York 10036, Attention: Warren Friend, with a copy to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036,
Legal Department, Attention: Michelle Wilke, Esq. (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to Seller, addressed to Seller at Morgan Stanley Mortgage Capital Inc., 1585 Broadway, New York, New
York 10036, Attention: Cynthia Deutsch (or to such other address as Seller may designate in writing) with a copy to the attention of Michelle Wilke, Esq.

ARTICLE X.      SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

ARTICLE XI.     FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

ARTICLE XII.    SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

ARTICLE XIII.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW
YORK. THE PARTIES HERETO INTEND

                                       25

THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW
SHALL APPLY TO THIS AGREEMENT.

ARTICLE XIV.    BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement
shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this
Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to
Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

ARTICLE XV.     MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to
Seller hereunder.

ARTICLE XVI.    ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       26

IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By: /s/ Anthony  J Sfarra
                                           -------------------------------------
                                           Name: Anthony J Sfarra
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By: /s/ Anthony  J Sfarra
                                           -------------------------------------
                                           Name: Anthony J Sfarra
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                                          EXHIBIT 1
                                                    MORTGAGE LOAN SCHEDULE
                                                           (MORGAN)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ORIGINAL   REMAINING
           MORTGAGE                                                       CUT-OFF                  TERM        TERM     ORIGINAL
MORTGAGE   LOAN                                                              DATE                   TO          TO       AMORT.
LOAN NO.   SELLER     PROPERTY NAME                                       BALANCE    NOTE DATE   MATURITY    MATURITY     TERM
--------------------------------------------------------------------------------------------------------------------------------

  1        MSMC       Ritz-Carlton, Central Park (I)                  $92,081,544   09/30/2005      120        115         227
  2        MSMC       Ritz-Carlton, Washington (I)                    $61,100,838   09/30/2005      120        115         227
  3        MSMC       Ritz-Carlton, Battery Park (I)                  $50,773,936   09/30/2005      120        115         227
  4        MSMC       Ritz-Carlton, Boston (I)                        $40,447,034   09/30/2005      120        115         227
  5        MSMC       Ritz-Carlton, Georgetown (I)                    $22,374,955   09/30/2005      120        115         227
 20        MSMC       710 S. Girls School Road (III)                  $38,760,781   12/13/2005      120        118         360
 21        MSMC       7451 & 7452 Tempelhof Drive (III)               $16,551,901   12/13/2005      120        118         360
 22        MSMC       901 E. Northfield Drive (III)                   $11,174,279   12/13/2005      120        118         360
 23        MSMC       3100 Reeves Road (III)                           $9,288,620   12/13/2005      120        118         360
 24        MSMC       Marketplace at Northglenn                       $64,500,000   12/21/2005      120        118         360
 26        MSMC       Roseville Portfolio - Stoneview Office (IV)     $19,030,000   02/15/2006      120        120         360
 27        MSMC       Roseville Portfolio - Fairway Commons II (IV)   $13,900,000   02/15/2006      120        120         360
 28        MSMC       Roseville Portfolio - Eureka Ridge (IV)         $13,170,000   02/15/2006      120        120         360
 33        MSMC       Ladera Center                                   $37,150,000   11/21/2005      120        117         360
 41        MSMC       Publix Plaza at Weston Commons                  $35,000,000   12/12/2005      120        118         IO
 42        MSMC       Powers Industrial Portfolio - Schneider
                      Distribution (VII)                              $18,600,000   02/28/2006      120        120         240
 43        MSMC       Powers Industrial Portfolio - Wal-Mart
                      Distribution (VII)                              $14,830,000   02/28/2006      120        120         240
 46        MSMC       Crate and Barrel Headquarters                   $28,907,943   11/22/2005      120        117         360
 47        MSMC       Northrop Grumman Building                       $26,936,660   12/20/2005      120        118         360
 48        MSMC       Westfield Shops                                 $25,200,000   08/04/2005      120        114         360
 50        MSMC       Santa Clarita Medical Plaza                     $24,000,000   12/29/2005      120        118         360
 51        MSMC       2200 and 2400 Millbrook Drive                   $23,110,981   08/30/2005      120        114         360
 52        MSMC       City Avenue Shopping Center                     $22,100,000   11/30/2005      120        117         360
 54        MSMC       Woodholme Medical Center                        $21,200,000   10/03/2005      120        116         360
 58        MSMC       Moorestown Shopping Center                      $19,600,000   10/18/2005      120        116         360
 59        MSMC       The Landings Shopping Center                    $19,200,000   11/10/2005      116        113         360
 64        MSMC       Bel Air Town Center                             $18,500,000   11/01/2005      180        176         360
 65        MSMC       Castleton Retail Portfolio - Champaign
                      Marketview Shopping Center (D)                   $6,856,763   11/15/2005      120        117         360
 66        MSMC       Castleton Retail Portfolio - Castleton Square
                      Pavilion (D)                                     $6,537,844   11/15/2005      120        117         360

 67        MSMC       Castleton Retail Portfolio - Castleton Square
                      Marketplace (D)                                  $5,042,910   11/15/2005      120        117         360
 69        MSMC       Island @ Carlsbad                               $17,030,000   10/27/2005      120        116         360
 70        MSMC       Alderwood Parkway Retail Center                 $16,500,000   12/14/2005       60        58          360
 72        MSMC       The Shoppes at Shillington                      $16,100,000   09/20/2005      120        115         360
 77        MSMC       The Market at Lake Houston                      $15,675,000   12/12/2005      120        118         IO
 79        MSMC       Chestnut Pointe Apartments                      $15,250,000   12/14/2005      120        118         360
 80        MSMC       The Market Place at The Village at Sandhill     $15,000,000   08/31/2005      120        114         360
 84        MSMC       Shaws Plaza of Gilford                          $14,000,000   08/11/2005      120        114         360
 86        MSMC       Charlestown Pines Apartments                    $13,600,000   08/24/2005      120        114         360
 87        MSMC       Clocktower Square                               $13,600,000   10/05/2005      120        116         360
 88        MSMC       Craig Valley Plaza                              $13,335,000   11/17/2005      120        117         360
 92        MSMC       Comerica Tower                                  $13,000,000   06/20/2005      120        112         360
 93        MSMC       Mosby Tower                                     $12,942,831   10/14/2005      120        116         360
 94        MSMC       Dakota Ridge Apartments                         $12,475,000   06/30/2005      120        112         360
 95        MSMC       Lackawanna Station Plaza                        $12,459,106   11/30/2005      120        117         360
 96        MSMC       Walnut Ridge Apartments                         $12,100,000   08/31/2005      120        114         360
 97        MSMC       The Shops of Legacy                             $12,000,000   11/01/2005      120        116         300
 98        MSMC       Village Park of Auburn Hills                    $12,000,000   09/30/2005      120        115         360
100        MSMC       Haddon Hall Commons Shopping Center             $11,800,000   07/14/2005      120        113         360
101        MSMC       Sparling Technology Center                      $11,750,000   12/15/2005      120        118         IO
103        MSMC       Brookside Meadows Phase I                       $11,000,000   02/23/2006      120        120         360
105        MSMC       Manchester Plaza                                $10,926,989   10/28/2005      120        116         300
106        MSMC       Windcrest Spring Apartments                     $10,625,305   12/17/2004       84        70          360
108        MSMC       175-200 Community Drive                         $10,000,000   10/29/2004      120        104         360
109        MSMC       East Hills Portfolio - East Hills Plaza (IX)     $6,973,193   11/15/2005      120        117         300
110        MSMC       East Hills Portfolio - Blairsville (IX)            $974,747   11/15/2005      120        117         300
111        MSMC       East Hills Portfolio - Central City (IX)           $382,401   11/15/2005      120        117         300
112        MSMC       East Hills Portfolio - 300 Goucher (IX)            $344,911   11/15/2005      120        117         300
113        MSMC       East Hills Portfolio - 175 1st St. (IX)            $337,413   11/15/2005      120        117         300
114        MSMC       East Hills Portfolio - 540 Locust Street (IX)      $322,416   11/15/2005      120        117         300
115        MSMC       East Hills Portfolio - 340 N. Sheridan (IX)        $314,918   11/15/2005      120        117         300
116        MSMC       Lakeside Village Shopping Center                 $9,586,897   01/05/2006      120        119         360
118        MSMC       Forbes & Wightman Apartments                     $9,400,000   11/30/2005      120        117         360
121        MSMC       The Village at Las Sendas Retail Center          $8,950,754   09/23/2005      120        115         360
122        MSMC       24 Hour Fitness - West Covina, CA                $8,773,054   11/30/2005      120        117         360
124        MSMC       The Shoppes at Mirador Square                    $8,300,000   09/27/2005      120        115         360

125        MSMC       Arbors of Gahanna                                $8,180,637   12/09/2005      120        118         360
127        MSMC       River Oaks MHC                                   $7,954,921   09/14/2005      120        115         360
128        MSMC       Ontario Village Center                           $7,865,128   10/21/2005      120        116         360
130        MSMC       Arroyo Grande Springs                            $7,750,000   11/22/2005      120        117         360
131        MSMC       Centennial Plaza Shopping Center                 $7,565,178   10/03/2005      120        116         360
133        MSMC       Old Grove Marketplace                            $7,500,000   06/20/2005      120        112         360
134        MSMC       Shoppes at Elmwood                               $7,476,192   11/21/2005      120        117         360
135        MSMC       Cobb Theaters                                    $7,206,900   11/01/2005      120        116         240
136        MSMC       Brier Creek Shopping Center                      $7,162,652   09/15/2005      120        115         360
137        MSMC       Central Park Townhomes                           $7,114,646   12/30/2005      120        118         240
138        MSMC       443 Broadway                                     $7,083,801   12/08/2005      120        118         360
140        MSMC       Sports Authority / Dollar Tree                   $7,026,322   11/02/2005      120        117         360
141        MSMC       24 Hour Fitness - Southlake, TX                  $6,956,860   11/02/2005      120        117         300
142        MSMC       Coors Central Shopping Center                    $6,930,000   09/21/2005      120        115         360
143        MSMC       Sequins Warehouse                                $6,853,660   09/01/2005      120        114         360
144        MSMC       Pine View Village Apartments                     $6,700,000   11/30/2005      120        117          IO
146        MSMC       Walnut Hollow Plaza                              $6,679,249   11/21/2005      120        117         360
148        MSMC       Columbia Shopping Center                         $6,356,265   08/22/2005      120        114         360
152        MSMC       Hampton Inn & Suites - Alpharetta                $6,080,406   12/30/2005      120        118         300
153        MSMC       Hampton Inn Rochester                            $6,079,742   11/30/2005      120        117         360
154        MSMC       Walgreens Bethel Park                            $6,056,492   10/28/2005      120        116         360
155        MSMC       Biltmore Residence Inn                           $6,051,683   09/14/2005      120        115         300
156        MSMC       600 James Street                                 $5,971,155   10/31/2005      120        116         360
161        MSMC       Tustin Plaza                                     $5,474,281   10/04/2005      120        116         360
162        MSMC       Tudor Towers of Long Beach                       $5,357,349   11/30/2005      120        117         360
164        MSMC       2333 N. Lake Avenue                              $5,282,133   11/02/2005      120        117         360
165        MSMC       The Harvey Apartments                            $5,271,000   09/29/2005      120        115         360
166        MSMC       Sky View Apartments                              $5,262,103   09/27/2005      120        115         240
167        MSMC       Harbor Shores Medical I                          $5,250,000   11/14/2005      120        117         360
169        MSMC       TW Metals - Chicago                              $5,177,767   10/20/2005      132        128         360
170        MSMC       Waterstone Place                                 $5,163,706   08/23/2005      120        114         360
171        MSMC       Deerwood Park Office Building                    $5,127,689   10/27/2005      120        116         360
172        MSMC       Washington Park - Circuit City                   $5,000,000   09/16/2005      120        115         360
173        MSMC       Willow Court Industrial                          $5,000,000   09/28/2005      120        115         360
175        MSMC       Walgreens - Columbia                             $4,965,567   08/19/2005      120        114         360
177        MSMC       100 & 200 Lakes Parkway                          $4,873,607   09/22/2005      120        115         360
180        MSMC       Washington Park - Stein Mart                     $4,690,000   09/16/2005      120        115         360
181        MSMC       Streetside at Vinings Shopping Center            $4,622,866   09/06/2005      120        115         360
182        MSMC       Westchester Apartments                           $4,600,000   09/01/2005      120        115         360
185        MSMC       Sprint Plaza                                     $4,529,114   10/07/2005      120        116         360
187        MSMC       865 Walton Ave                                   $4,480,322   10/26/2005      120        116         360
188        MSMC       Woodstock Flex                                   $4,480,000   12/01/2005      120        117         360
190        MSMC       Plaza Campana                                    $4,450,000   09/19/2005      120        115         360
201        MSMC       Walgreens - Shrewsbury                           $4,340,912   11/18/2005      120        117         360
202        MSMC       210 Aspen Business Center                        $4,275,000   12/13/2005      120        118         360
204        MSMC       Pfizer Building                                  $4,202,146   07/20/2005      60          53         300

205        MSMC       Morgan Manor                                     $4,179,232   12/30/2005      120        118         240
206        MSMC       810 Plaza Blvd                                   $4,176,746   09/02/2005      120        115         360
207        MSMC       Green Valley Station Shopping Center             $4,120,000   11/15/2005      120        117         360
208        MSMC       Brunos Auburn                                    $4,108,466   06/30/2005      120        112         360
210        MSMC       TW Metals - Cranbury                             $4,082,470   10/20/2005      132        128         360
211        MSMC       49 East 74th Street                              $4,081,595   10/28/2005      120        116         360
214        MSMC       Murrieta Village Center                          $3,900,000   10/25/2005      120        116         360
215        MSMC       Walgreens - Broad River                          $3,687,078   11/28/2005      120        117         360
216        MSMC       Olive Tree Plaza                                 $3,650,000   10/25/2005      120        116         360
217        MSMC       TW Metals - Atlanta                              $3,634,394   10/20/2005      132        128         360
218        MSMC       Northern Plaza                                   $3,600,000   09/30/2005      120        115         360
219        MSMC       Food World Pensacola                             $3,595,032   06/30/2005      120        112         360
223        MSMC       Acacia Glen Apartments                           $3,500,000   01/20/2006      120        119         360
224        MSMC       Walgreens - Delray Beach                         $3,500,000   12/15/2005      72          70         360
225        MSMC       Napa Pointe Industrial Building                  $3,500,000   08/23/2005      120        114         360
226        MSMC       Advanced Circuits                                $3,414,592   11/10/2005      180        177         360
229        MSMC       Tuxedo Atrium                                    $3,341,133   09/01/2005      120        115         360
230        MSMC       Purdue Student Housing                           $3,200,000   10/26/2005      120        116         360
231        MSMC       Valpark Place Office Park                        $3,200,000   10/31/2005      60          56         360
232        MSMC       Common Street Professional Building              $3,192,711   12/05/2005      120        118         360
234        MSMC       CVS Ground Lease                                 $3,076,218   11/09/2005      120        117         360
235        MSMC       Oxford Square Shopping Center                    $3,071,550   06/30/2005      60          52         360
236        MSMC       Blue Willow Shopping Center                      $3,000,000   11/04/2005      120        117         360
237        MSMC       Beacon Commons                                   $3,000,000   12/08/2005      120        118         360
238        MSMC       Red Bank Shopping Center                         $2,900,000   10/21/2005      120        116         360
241        MSMC       The Crossings of Fountain Hills                  $2,887,079   10/20/2005      120        116         360
243        MSMC       Shoppes at Wells Landing                         $2,831,120   11/09/2005      120        117         360
244        MSMC       Walgreens - Conway SC                            $2,800,000   09/27/2005      60          55          IO
246        MSMC       Lancaster Restaurant                             $2,787,571   10/06/2005      120        116         360
248        MSMC       2104 Pacific Coast Highway                       $2,737,586   10/20/2005      120        116         360
249        MSMC       Parrish Square                                   $2,720,000   08/31/2005      120        114         360
250        MSMC       Woodland Plaza II North                          $2,703,653   12/05/2005      120        118         360
251        MSMC       Ryan Plaza                                       $2,685,051   09/22/2005      120        115         360
252        MSMC       Bellefonte/Elmer Apartments                      $2,664,000   08/31/2005      120        114         360
255        MSMC       Deer Hill Commercial Condominiums                $2,600,000   01/17/2006      120        119         360
257        MSMC       Mountaintop Estates                              $2,587,144   12/30/2005      120        118         240
259        MSMC       Verizon and Mattress Firm Pad Building           $2,500,000   09/29/2005      120        115         360
260        MSMC       Brookside Retirement Residence                   $2,494,259   12/29/2005      120        118         360
261        MSMC       South Forty Shopping Center                      $2,492,067   12/09/2005      120        118         300
262        MSMC       TW Metals - Cincinnati                           $2,489,170   10/20/2005      120        116         360
264        MSMC       Washington Park - Office Depot                   $2,400,000   09/16/2005      120        115         360
265        MSMC       Phoenix Center                                   $2,394,379   12/02/2005      120        118         360
268        MSMC       600 West Union Avenue                            $2,342,297   11/29/2005      120        117         360
269        MSMC       33 North Avenue Office                           $2,308,710   08/29/2005      120        114         360
270        MSMC       Walgreens - Summerville                          $2,284,161   08/25/2005      120        114         360
272        MSMC       Commerce Bank                                    $2,242,708   11/30/2005      120        117         360

273        MSMC       130 Infield Court                                $2,200,000   08/22/2005      120        114         240
274        MSMC       Wightman/Hobart Apartments                       $2,184,000   08/31/2005      120        114         360
275        MSMC       Victory View Industrial Building I               $2,100,000   12/08/2005      120        118         360
277        MSMC       Bond Street Industrial                           $2,063,432   12/22/2005      120        118         300
282        MSMC       Washington Park - Washington Mutual              $1,940,000   09/16/2005      120        115         360
284        MSMC       Londonderry Shopping Center                      $1,900,000   09/16/2005      120        115         360
290        MSMC       Shops at Sun Ranch                               $1,750,000   11/01/2005      120        116         360
294        MSMC       Creekside MHC                                    $1,590,967   09/22/2005      120        115         360
302        MSMC       Sudbrook Shopping Center                         $1,266,536   08/26/2005      120        114         360
303        MSMC       Park Manor Apartments                            $1,241,408   08/24/2005      120        114         360
305        MSMC       Bloomfield Street Building                       $1,075,000   12/30/2005      120        118         300
306        MSMC       Summerwind Terrace Apts                          $1,061,657   11/21/2005      120        117         360

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

1.    Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the Cut-Off Date.

2.    Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, Seller will have validly and effectively conveyed to Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

3.    Payment Record. No scheduled payment of principal and interest under any
Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date, in each case, without giving effect to any applicable grace period.

4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the Title Insurance Policy, (c) exceptions and exclusions specifically referred to in such Title Insurance Policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or
(d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e)
if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a)
through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged
Property operated as a hotel or an assisted

                                       2-1

living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any Permitted Encumbrances. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

5.    Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below and any Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related
Mortgage, and each assignor thereunder has the full right to assign the same.
The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage
Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

6.    Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since February 28, 2006.

7.    Condition of Property; Condemnation. (i) With respect to the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the
Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months

                                       2-2

prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each
Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan,
(x) all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, (y) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged
Property, except those encroachments that are insured against by the Title
Policy referred to herein, and (z) the Mortgaged Property securing each Mortgage
Loan is located on or adjacent to a public road, or has access to an easement permitting ingress and egress.

8.    Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or an equivalent form of) lender's title insurance policy or a pro forma or marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title
Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted
Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Trustee without the consent of, or notice to, the insurer. To Seller's knowledge, the insurer issuing such
Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

9.    No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing
Date have been complied with, or any such funds so escrowed have not been released.

10.   Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                                       2-3

11.   Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

12.   Environmental Conditions.

      (i)     Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous assessment, was performed with respect to each Mortgaged Property in
              connection with the origination or the sale of the related
              Mortgage Loan, a report of the most recent assessment with respect to each Mortgaged Property (an "Environmental Report") has been delivered to Purchaser, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such
              Environmental Report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local
              environmental laws and regulations. Where such Environmental
              Report disclosed the existence of a material and adverse
              environmental condition or circumstance affecting any Mortgaged
              Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or
              (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii)
              the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each
              Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM)
              standards. Each Mortgage Loan set forth on Schedule C to this
              Exhibit 2 (each, a "Schedule C Loan") is the subject of a Secured
              Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"). Except as set
              forth on Schedule A to this Exhibit 2, with respect to each
              Schedule C Loan, (i) to Seller's knowledge, the Environmental
              Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP") and radon gas ("RG") at each Mortgaged
              Property that is used as a multifamily dwelling, and with respect to asbestos containing materials ("ACM") at each related Mortgaged
              Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related
              Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security,
              or

                                       2-4

              establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iii) on the effective date of the
              Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy
              Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the
              Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental
              Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

      (ii)    With respect to the Mortgaged Properties securing the Mortgage
              Loans that were not the subject of an environmental site
              assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, (i)
              no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such
              Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
              Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
              Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

              "Hazardous Materials" means gasoline, petroleum products,
              explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
              Comprehensive Environmental Response, Compensation and Liability
              Act of 1980, as amended (42 U.S.C. SS.SS. 9601 et seq.), the
              Hazardous Materials Transportation Act as amended (42 U.S.C.
              SS.SS. 6901 et seq.), the Resource Conservation and Recovery Act,
              as amended (42 U.S.C. SS.SS. 6901 et seq.), the Federal Water
              Pollution Control Act as amended (33 U.S.C. SS.SS. 1251 et seq.), the Clean Air Act (42 U.S.C. SS.SS. 1251 et seq.) and any
              regulations promulgated pursuant thereto.

                                       2-5

13.   Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases
and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor or any guarantor of any non-recourse exceptions and environmental liability is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreement.

14.   Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related
Mortgage Loan and the replacement cost of the improvements located at the
Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders for properties of similar types and in any event not less than
$1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a)
to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan. For each
Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a
450 or 475-year lookback with a 10% probability of exceedance in a 50-year period, in

                                       2-6

connection with the origination of the Mortgage Loan secured by such Mortgaged
Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

15.   Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments)
or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

16.   Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

17.   Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged
Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground
Leases:

      (i)     Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor)
              does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

      (ii)    The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

      (iii)   The Mortgagor's interest in such Ground Lease is assignable to
              Purchaser and Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required for assignment to Purchaser, it has been obtained prior to the Closing Date) and is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it either has been obtained or it cannot be unreasonably withheld;

      (iv)    Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto,
              Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                                       2-7

      (v)     Such Ground Lease (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the
              Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the
              Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

      (vi)    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor
              thereunder may terminate such Ground Lease;

      (vii)   Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Maturity Date of the related Mortgage Loan;

      (viii)  Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
              (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
              commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

      (ix)    Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
              Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related
              Mortgage.

      (x)     Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

18.   Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

19.   LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at

                                       2-8

the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan
(unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses
(a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury
Regulations Section 1.860G-2(a)(1)(ii)).

20.   Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph
19 (substituting the date of the last such modification for the date the
Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

21.   Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

22.   No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the
Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

23.   Compliance with Usury Laws. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws and any other applicable material laws in effect at its date of origination.

24.   Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

25.   Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged

                                       2-9

Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith.
Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the
Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification"
of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 and (b)
would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

26.   No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or shared appreciation feature or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date)
or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property. Neither Seller nor any affiliate thereof has any obligation to make a capital contribution to the Mortgagor under the Mortgage Loan or otherwise.

27.   No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by
Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

28.   Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged
Property in connection with the origination of the related Mortgage Loan.

29.   Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by Seller hereunder.

30.   Junior Liens. None of the Mortgage Loans permits the related Mortgaged
Property to be encumbered by any lien (other than a Permitted Encumbrance)
junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. Seller has no

                                      2-10

knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

31.   Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

32.   Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

33.   Licenses and Permits. To Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

34.   RESERVED [ONLY APPLICABLE IF ANY MORTGAGE LOAN IS AN ASSISTED LIVING
FACILITY].

35.   Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to Purchaser.

36.   Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the
Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the
Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

37.   Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off
Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in

                                      2-11

and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage
Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

38.   Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage
Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the
Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, condemnation awards and breaches of the environmental covenants in the
Mortgage Loan documents.

39.   Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

40.   Defeasance. No Mortgage Loan provides that (i) it can be defeased until the date that is at least two years after the Closing Date, (ii) that it can be defeased with any property other than government securities (as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States that will provide interest and principal payments sufficient to satisfy scheduled payments of interest and principal as required under the related Mortgage Loan, or (iii) defeasance requires the payment of any consideration other than (a) reimbursement of incidental costs and expenses and/or (b) a specified dollar amount or an amount that is based on a formula that uses objective financial information (as defined in Treasury Regulation
Section 1.446-3(c)(4)(ii)).

41.   Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged
Property is located at all times when it originated and held the Mortgage Loan.

42.   Prepayment Premiums. As of the applicable date of origination of each such
Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of Treasury
Regulation Section 1.860G-1(b)(2).

43.   Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$17,500,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is

                                      2-12

covered by a separate terrorism insurance policy. With respect to each other
Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to
Seller's knowledge, do not, as of the date hereof, specifically exclude Acts of
Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

44.   Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except in certain cases if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases, the Mortgage Loan documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

45.   Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation Section
1.860G-2(a) (but without regard to the rule in Treasury Regulation Sections
1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

46.   No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To Seller's knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage Loan.

47.   An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

48.   Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and Seller does not know or, to Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 48 are made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8)
of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-13

49.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such tax lots shall be effective for the next tax year.

                                      2-14

                             Schedule A to Exhibit 2

                 2006-HQ8 - Morgan Stanley Mortgage Capital Inc.
                      Schedule A: Representation Exceptions

REP. 14.     Insurance.

With respect to each of the following Mortgage Loans, the loan documents do not require the insurer to give prior notice of the reduction of the amount of coverage of the insurance policies:

      No. ___, Comerica Tower;
      No. ___, Cobb Theaters; and
      No. ___, Brookside Meadows Retirement Residence.

With respect to Mortgage Loan No. ___, Ritz-Carlton Portfolio, the Mortgage
requires that insurance proceeds be used either to restore the damaged property or applied to the debt, subject to the terms of the condominium documents and/or the ground leases that affect such property. Accordingly, the condominium documents for the Ritz-Carlton, Central Park hotel provide that if 75% or more of the property is destroyed or rendered uninhabitable and owners of 75% or more of the applicable interests in the common elements do not agree to restore the property, then the property shall be subject to an action for partition and the insurance proceeds and proceeds from any sale will be held in a fund to be distributed to each unit owner in proportion to each unit's common area interest after the repayment of all mortgages on such units. The condominium documents provide that the borrower (as the hotel unit owner) shall have the right of first refusal to acquire the residential units if 75% of the unit owners do not elect to restore.

      In the event of a casualty to the Ritz-Carlton, Central Park hotel that causes damage to the extent that the improvements cannot, under applicable zoning laws, be restored to a size and/or configuration comparable to the size and/or configuration of such improvements immediately prior to such casualty, the Central Park ground lease provides that the ground lessor may require the borrower (i) to purchase the related fee interests for a purchase price equal to
$82,500,000 (increasing by $1,000,000 each year, up to a maximum purchase price of $87,500,000) or (ii) to restore the improvements consistent with the type and size improvements that can be constructed under applicable zoning laws. In the event the borrower is required to purchase the fee interest, the ground lease requires that a portion of the insurance proceeds from such casualty be applied by the borrower to such purchase price. The Mortgage requires the borrower to thereafter repay to the lender the lesser of (i) the amount of insurance proceeds applied to such purchase price or (ii) the amount by which the allocated loan amount for the Central Park hotel exceeds 70% of the fair market value of such property as of the purchase of such fee interests by the borrower.
Such obligation is guaranteed by Millennium Partners LLC, the recourse guarantor for the loan. As of January 1, 2006, the appraised value of the fee interests related to the Ritz-Carlton, Central Park was $110,000,000.

With respect to Mortgage Loan No. ___, Home Depot - Jamaica, New York, the
borrower is not required to maintain the insurance that the Mortgage contemplates in most circumstances.

Instead, a separate Ground Sublease contains the provisions governing insurance, which do not satisfy all of the requirements this representation 14 contemplates.

With respect to Mortgage Loan No. ___, Shillington Plaza, the lender is not the loss payee under the casualty policy carried by Giant Foods relating to the
Giant Foods building and the gas station. Instead, the tenant, rather than the borrower/ landlord, carries insurance and has the right to receive the proceeds, although it has an obligation to rebuild unless the casualty is substantial.

Mortgage Loan No. ___, Chestnut Pointe, does not specifically require the borrower to obtain insurance of the type and in the amounts that this representation contemplates. However, the loan documents require the borrower to maintain insurance coverages and endorsements in form and substance and in amounts as the lender may require in its reasonable discretion, from time to time.

Several of the Mortgage Loans do not require the insurance to name the lender as an additional insured, although the insurance policies must provide that all proceeds shall be payable to the lender as set forth in the respective loan agreement.

With respect to several of the Mortgage Loans, if the net proceeds from insurance do not exceed a certain net proceeds availability threshold amount, then the net proceeds will be disbursed directly to the borrower, provided certain conditions are met, without an express requirement to apply the net proceeds to restoration of the Mortgaged Property. Nevertheless, the loan documents contain an independent covenant on the part of the borrower to repair and restore the Mortgaged Property.

REP. 17.     Leasehold Estate.

With respect to Mortgage Loan No. ___, Ritz-Carlton Portfolio, the following exceptions apply:

      Rep 17(ii): The Ritz-Carlton, Central Park ground lease is subject to the condominium documents affecting the Ritz-Carlton, Central Park hotel. Also, the
Ritz-Carlton, Battery Park ground lease is subject to the condominium documents affecting the Ritz-Carlton, Battery Park hotel and the Master Lease, Master
Sublease and Hotel Unit Lease (as defined in the loan documents).

      Rep 17(iii): The Ritz-Carlton, Battery Park ground lease provides that the consent of the ground lessor is not required in connection with the acquisition of the borrower's interest in the hotel unit and the Hotel Unit Sublease by the lender, its nominee or by a Qualified Developer, through the foreclosure of the mortgage or through a deed or instrument of transfer delivered in lieu of such foreclosure. Any lender who has succeeded to the lessee's interest in the hotel unit and the borrower's interest under the Hotel Unit Sublease shall have the right to sell, transfer or assign its interest in the hotel unit and the Hotel
Unit Sublease to a Qualified Developer. A "Qualified Developer" means a person that possesses the experience, qualifications and financial resources necessary for the proper performance of the lessee's obligations under the Hotel Unit
Sublease and who is otherwise approved by the ground lessor, which approval shall not be unreasonably withheld or delayed.

      Rep 17(viii): The condominium documents for the Ritz-Carlton, Central Park hotel provide that if 75% or more of the property is destroyed or rendered uninhabitable, by condemnation or casualty, and owners of 75% or more of the applicable interests in the common elements do not agree to restore the property, then the property shall be subject to an action for partition and the net condemnation award, insurance proceeds and proceeds from any sale will be held in a fund to be distributed to each unit owner in proportion to each unit's common area interest after the repayment of all mortgages on such units. The borrower (as the hotel unit owner) shall have the right of first refusal to acquire the residential units if 75% of the unit owners do not elect to restore.

      In the event of a casualty to the Ritz-Carlton, Central Park hotel that causes damage to the extent that the improvements cannot, under applicable zoning laws, be restored to a size and/or configuration comparable to the size and/or configuration of such improvements immediately prior to such casualty, the Central Park ground lease provides that the ground lessor may require the borrower (i) to purchase the related fee interests for a purchase price equal to
$82,500,000 (increasing by $1,000,000 each year, up to a maximum purchase price of $87,500,000) or (ii) to restore the improvements consistent with the type and size improvements that can be constructed under applicable zoning laws. In the event the borrower is required to purchase the fee interest, the ground lease requires that a portion of the insurance proceeds from such casualty be applied by the borrower to such purchase price. The Mortgage requires the borrower to thereafter repay to the lender the lesser of (i) the amount of insurance proceeds applied to such purchase price or (ii) the amount by which the allocated loan amount for the Central Park hotel exceeds 70% of the fair market value of such property as of the purchase of such fee interests by the borrower.
Such obligation is guaranteed by Millennium Partners LLC, the recourse guarantor for the loan. As of January 1, 2006, the appraised value of the fee interests related to the Ritz-Carlton, Central Park was $110,000,000.

      In the event of a condemnation to the Ritz-Carlton, Central Park hotel, the ground lease provides that before any payments from a casualty are made to the lender, the lessor is to be paid an amount equal to the Casualty Purchase
Price.

      In the event of a condemnation to the Ritz-Carlton, Battery Park hotel, the Hotel Unit Sublease provides that before any payments are made to the lender, the lessor is to be paid an amount attributable to the value of the land taken, and the value of lessor's civic facilities and other site improvements made by lessor.

With respect to Mortgage Loan No. ___, Westfield Shops, the Ground Lease has an
original term that extends only five years beyond the maturity date of the loan.
Furthermore, the Ground Lease is for unimproved land and does not contain insurance provisions.

With respect to Mortgage Loan No. ___, 810 Plaza Boulevard, the Ground Lease
does not expressly contain a covenant of quiet enjoyment, although such a covenant may be implied by law.

REP. 25.     Release of Mortgaged Property.

With respect to Mortgage Loan No. ___, Ritz-Carlton Portfolio, and after the second anniversary of the REMIC "start up" day, any hotel in the Ritz-Carlton
Portfolio property (other than the Ritz-Carlton, Central Park hotel) may be released through a partial defeasance of the Loan in an amount equal to 125% of the allocated loan amount of the property to be released provided, among other things, (a) no event of default is then occurring, (b) the debt service coverage ratio immediately following the release must be at least equal to the debt service coverage ratio immediately prior to such release and (c) the borrower repays the amount, if any, of any prior advances made under the Marriott
Guarantee as may be required under the Marriott Guarantee in connection with the sale of such property.

      The borrower may also obtain a partial release with respect to (i) prior to the second anniversary of the REMIC "start up" day, the Ritz-Carlton, Boston and (ii) at any time during the loan term, certain rooms within the property that the borrower may elect to convert to residential ownership ("Conversion
Rooms") provided that, among other things, (A) (1) with respect to the
Ritz-Carlton, Boston, the borrower prepays the loan in an amount equal to the allocated loan amount with respect to such property and (2) with respect to any
Conversion Rooms, the borrower prepays the loan in an amount equal to 115% of the amount by which the appraised value of the applicable hotel is projected to be reduced by the release of such Conversion Rooms (such reduction to be in no event less than a pro rata amount of such hotel's allocated loan amount based on the number of Conversion Room as compared to the total number of rooms in such hotel), (B) the borrower pays a yield maintenance premium with respect to the amount described in the preceding clause (A), (C) the debt service coverage ratio immediately following the release must be at least equal to the debt service coverage ratio immediately prior to such release, (D) in no event shall the aggregate amount prepaid with respect to Conversion Rooms exceed
$75,000,000, (E) in no event shall Conversion Rooms consist of more than 50% of the rooms at the applicable hotel or be located at the Ritz-Carlton, Central
Park and (F) any Conversion Rooms shall consist of one or more units in a validly created condominium regime for the applicable property that are legally separate from the remaining Ritz-Carlton Portfolio property.

Mortgage Loan No. ___, Crossroads Logistics Portfolio, permits the borrower, at any time that the borrower may defease the Crossroads Logistics Portfolio property in whole, to partially defease the loan and obtain a release of the relevant Crossroads Logistics Portfolio property (other than the "Girls School"
property) provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 115% of the allocated amount with respect to the released parcel, (ii) the debt service coverage ratio with respect to the remaining property shall be at least 1.18:1.00, and (iii) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance. The borrower has a one-time right to substitute any one of the Crossroads Logistics Portfolio properties
(other than the "Girls School" property) with another property, without any required prepayment of the loan, provided the borrower satisfies certain conditions, including an appraised fair market value of the replacement property of not less than 105% of the fair market value of the released property; a net operating income of the replacement property equal to not less than 105% of the net operating income of the released property; a debt service coverage ratio of all properties after the substitution of not less than the greater of the debt service coverage

ratio prior to the substitution, or 1.18x; and delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

Mortgage Loan No. ___, Marketplace at Northglenn, permits the borrower to partially defease the loan and to obtain the release of up to six designated outparcels, provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 125% of the allocated loan amount with respect to the released parcel, (ii) the debt service coverage ratio with respect to the remaining property shall be at least 1.25:1.00, (iii) the loan-to-value ratio with respect to the remaining property shall not exceed 65%, and (iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

Mortgage Loan No. ___, Roseville Portfolio, permits the borrower to partially defease the loan and to obtain the release of any of the Stoneview Office property, Fairway Commons II property or Eureka Ridge property, provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 125% of the allocated loan amount with respect to the released parcel,
(ii) the debt service coverage ratio with respect to the remaining property shall not be less than the great of (y) debt service coverage ratio as of the date immediately preceding the partial defeasance, or (z) 1.25:1.00, (iii) the loan-to-value ratio with respect to the remaining property shall be equal to or less than the lesser of (y) the loan-to-value ratio prior to the partial defeasance or (z) 80%, and (iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

Mortgage Loan Nos. __ -___, Castleton Retail Portfolio, are three cross-collateralized loans, each of which permits the borrower to defease the individual loan and to obtain the release of the relevant Mortgaged Property, provided certain conditions are met, including delivery of defeasance collateral in the amount of 125% of the outstanding amount of the loan that is being defeased.

With respect to Mortgage Loan No. ___, Comerica Tower, the lender is required to release part of the unimproved mortgaged property without payment upon the satisfaction of certain conditions; the lender or servicer cannot require the borrower to provide an opinion of tax counsel upon the partial release.

Mortgage Loan No. __ - ___, Island @Carlsbad, permits the release of portions of the Mortgaged Property without payment, provided that certain conditions are met, including, if the remaining property is a designated outparcel: (i) the debt service coverage ratio with respect to the remaining property shall be at least 1.25:1.00 and (ii) the loan-to-value ratio with respect to the remaining property shall not exceed 65%.

Mortgage Loan No. __, Crate and Barrel Headquarters, permits the borrower, without payment, provided certain conditions are met, to bifurcate the ground lease on the Mortgaged Property and obtain the release of two parcels of the
Mortgaged Property designated as vacant unimproved parcels.

Each of the following Mortgage Loans permits the release of unimproved parcels that are part of the Mortgaged Property without payment under certain conditions:

      No. ___, Lackawanna Station Plaza;
      No. ___, Northrop Grumman;
      No. ___, Charleston Pines Apts;
      No. ___, 600 James Street;
      No. ___, Food World Pensacola; and
      No. ___, Walgreens - Summerville.

REP. 29.     Local Law Compliance.

With respect to Mortgage Loan No. ___, East 74th St., the Mortgaged Property may
not comply with the use restrictions imposed by local zoning rules. The commercial space is used a jewelry distributor instead of a permitted "medical"
use. The sponsor of the Mortgage Loan has indemnified the lender for losses on account of noncompliance.

With respect to Mortgage Loan No. ___, 338 Bloomfield Street, the Mortgaged
Property does not have the required certificate of occupancy. The related guaranty of recourse obligations includes any liability or obligation arising out of violations of local law.

With respect to Mortgage Loan No. ___, Phoenix Center Retail, the Mortgaged
Property may not comply with parking requirements. The lender believes that the parking is one space short of the number of spaces required by local zoning rules.

With respect to Mortgage Loan No. ___, Willow Court Industrial, the Mortgaged
Property may not comply with parking requirements.

With respect to Mortgage Loan No. ___, Aspen Center, the Mortgaged Property does not comply with local municipal ordinances due to three tenants occupying more than 1000 square feet each without the benefit of a special permit.

REP. 30.     Junior Liens.

With respect to Mortgage Loan No. ___, Ritz-Carlton Portfolio, each hotel is encumbered by a subordinate mortgage from the borrower in favor of Marriott securing the Marriott Guarantee, as defined in the relevant loan documents.

REP. 33.     Licenses and Permits.

With respect to Mortgage Loan No. ___, Aspen Center, the Mortgaged Property does not comply with local municipal ordinances due to three tenants occupying more than 1000 square feet each without the benefit of a special permit.

REP 36.      Due on Sale (encumbrance).

Each of the following Mortgage Loans permits the parent of the borrower to obtain future mezzanine financing, provided certain conditions are met:

      No. ___ Marketplace at Northglenn;
      No. ___ Ladera Center;

      No. ___ 2200 and 2400 Millbrook Drive;
      No. ___ Woodholme Medical Plaza;
      No. ___ Bel Air Town Center;
      No. ___ The Market at Lake Houston;
      No. ___ Old Grove Marketplace;
      No. ___ Brier Creek Shopping Center;
      No. ___ 443 Broadway;

      No. ___ Hampton Inn Rochester;
      No. ___ 600 James Street;
      No. ___ Sky View Apartments;
      No. ___ Washington Park - Circuit City;
      No. ___ Washington Park - Sten Mart;
      No. ___ Brunos Auburn;
      No. ___ 49 East 74th Street;
      No. ___ Marrietta Village Center;
      No. ___ Olive Tree Plaza;
      No. ___ Food World Pensacola;
      No. ___ Washington Park - Office Depot; and
      No. ___ Washington Park - Washington Mutual.

Each of the following Mortgage Loans currently has mezzanine financing in place:

      No. ___ Powers Industrial Portfolio - Mezzanine;
      No. ___ Roseville Portfolio - Mezzanine; and
      No. ___ Dakota Ridge Apts. - Mezzanine.

REP. 38.     Non-Recourse Exceptions.

Each of the following Mortgage Loans is not recourse to a natural person, nor is any natural person liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the borrower, misappropriation of rents, insurance proceeds or condemnation awards, or breaches of the environmental covenants in the Mortgage Loan documents:

      No. ___, Ritz-Carlton Portfolio;
      No. ___, Marketplace at Northglenn;
      No. __, Westfield Shops;
      No. __, City Avenue Shopping Center;
      No. __, Moorestown Shopping Center;
      No. __, The Market at Lake Houston;
      No. __, Windcrest Apartments (for environmental only);
      No. __, 411 North Sam Houston Parkway (for environmental only);
      No. __, Biltmore Residence Inn;
      No. __, TW Metals - Chicago;
      No. __, Washington Park - Circuit City;
      No. __, 100&2000 Lakes Parkway;

      No. __, Washington Park - Stein Mart;
      No. __, TW Metals - Cranbury;
      No. __, TW Metals - Atlanta;
      No. __, Advanced Circuits Building;
      No. __, Shoppes at Wells Landing;
      No. __, Washington Park - Office Depot;
      No. __, Washington Park - Washington Mutual; and
      No. __, Creekside MHP.

With respect to Mortgage Loan No. [__], Woodholme Medical Center, the guarantor is liable to the holder of the Mortgage Loan for damages arising in the case of misappropriation of rents only to the extent arising after an event of default.

REP. 43.     Terrorism Insurance.

With respect to Mortgage Loan No. ___, Marketplace at Northglenn, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to 125% of the premium for the all risk insurance
(excluding terrorism).

Mortgage Loan No. ___, CVS Ground Lease, is a land loan and the loan documents do not require terrorism insurance coverage.

REP. 49.     Tax Parcels.

The Mortgaged Property with respect to Mortgage Loan No. ___, 24 Hour Fitness, does not comprise a separate tax lot.

                             Schedule B to Exhibit 2

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.5

-------------------------------------------------------------------------------------------------------------------------
  MORTGAGE     MORTGAGE                                                                                   CUT-OFF DATE
  LOAN NO.     LOAN SELLER  PROPERTY NAME                                                                      BALANCE
-------------------------------------------------------------------------------------------------------------------------

     65        MSMC         Castleton Retail Portfolio - Champaign Marketview Shopping Center (D)          $6,856,763
     66        MSMC         Castleton Retail Portfolio - Castleton Square Pavilion (D)                     $6,537,844
     67        MSMC         Castleton Retail Portfolio - Castleton Square Marketplace (D)                  $5,042,910

-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
  MORTGAGE     MORTGAGE
  LOAN NO.     LOAN SELLER  BORROWER NAME                               SPONSOR
-------------------------------------------------------------------------------------------------------------------------

     65        MSMC         Champaign Marketview, LLC                   Michael Robbins; James Shook
     66        MSMC         Castleton Square Pavilion, LLC              Michael Robbins; James Shook
     67        MSMC         Castleton Square Marketplace, LLC           Michael Robbins; James Shook

                             Schedule C to Exhibit 2

  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies

                                       3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

Total Bond Proceeds                                              $2,710,626,582
Less Expenses                                                       ($5,418,602)
                                                                 --------------
Net Proceeds                                                     $2,705,207,980

Less Purchase Price of LaSalle Loans
      Discounted Value of LaSalle Loans                          $1,127,301,958
      Allocable Expense Amount for LaSalle Loans                    ($2,125,929)
                                                                 --------------
      Purchase Price of LaSalle Loans                            $1,125,176,029

Less Purchase Price of MS Loans
      Discounted Value of MS Loans                               $1,583,323,721
      Allocable Expense Amount for MS Loans                         ($3,292,674)
                                                                 --------------
      Purchase Price of MS Loans                                 $1,580,031,048

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

1.    Parties. The parties to this Bill of Sale are the following:

                   Seller:            Morgan Stanley Mortgage Capital Inc.
                   Purchaser:         Morgan Stanley Capital I Inc.

2.    Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase
Agreement, dated as of March 17, 2006 (the "Mortgage Loan Purchase Agreement"),
between Seller and Purchaser and all of the following property:

            (a)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the
      Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage
      Loans and all distributions with respect thereto, and the Mortgage Files;

            (b)   All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c)   All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

3.    Purchase Price. The amount and other consideration set forth on Exhibit
3 to the Mortgage Loan Purchase Agreement.

4.    Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of March, 2006.

SELLER:                                  MORGAN STANLEY MORTGAGE CAPITAL INC.

                                         By:       /s/ Anthony  J Sfarra
                                            ------------------------------------
                                            Name:  Anthony J Sfarra
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

PURCHASER:                               MORGAN STANLEY CAPITAL I INC.

                                         By:       /s/ Anthony  J Sfarra
                                            ------------------------------------
                                            Name:  Anthony J Sfarra
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY
                        TO U.S. BANK NATIONAL ASSOCIATION
                          AND J.E. ROBERT COMPANY, INC.
                                 WITH RESPECT TO
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated as of March 17, 2006 (the "Mortgage Loan Purchase Agreement"), between
Morgan Stanley Mortgage Capital Inc. ("MSMC") and Morgan Stanley Capital I Inc.
("Depositor"), MSMC is selling certain multifamily and commercial mortgage loans
(the "Mortgage Loans") to Depositor;

      WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), between the
Depositor, Wells Fargo Bank National Association, as Master Servicer, J.E.
Robert Company, Inc. ("JER") as Special Servicer, LaSalle Bank National
Association, as Paying Agent and Certificate Registrar and U.S. Bank National
Association ("U.S. Bank") as Trustee, the Trustee and the Special Servicer are
granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-2 and UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other
Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

      WHEREAS, MSMC has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

      NOW, THEREFORE, MSMC does hereby make, constitute and appoint U.S. Bank, acting solely in its capacity as Trustee under, and in accordance with the terms of, the Pooling and Servicing Agreement, MSMC's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in MSMC's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the
Trustee, as set forth in the definition of "Mortgage File" in Section 1.1 of the
Pooling and Servicing Agreement, that have been received by the Trustee or a
Custodian on its behalf, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the
Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of "Mortgage
File" in, and in accordance with Section 1.1 of, the Pooling and Servicing
Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to file or record in the appropriate public filing

                                       5-1

or recording offices, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by MSMC on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices.
Notwithstanding the foregoing, this Limited Power of Attorney shall grant to
U.S. Bank and JER only such powers, responsibilities and authority as are set forth in Section 2.1 of the Mortgage Loan Purchase Agreement.

      MSMC does also hereby make, constitute and appoint JER, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement,
MSMC's true and lawful agent and attorney-in-fact with respect to the Mortgage
Loans in MSMC's name, place and stead solely to exercise and perform all of the rights, authority and powers of U.S. Bank as set forth in the preceding paragraph in the event of the failure or the incapacity of U.S. Bank to do so for any reason. As between JER and any third party, no evidence of the failure or incapacity of U.S. Bank shall be required and such third party may rely upon
JER's written statement that it is acting pursuant to the terms of this Limited
Power of Attorney.

                                   Article I.

      The enumeration of particular powers herein is not intended in any way to limit the grant to either the Trustee or the Special Servicer as MSMC's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as MSMC might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof;
and MSMC agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. As between MSMC, the Depositor, the
Master Servicer, the Special Servicer, the Trustee, the Trust Fund and the
Certificateholders, neither the Trustee nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with either the Trustee or the Special
Servicer as MSMC's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Trustee or the Special Servicer, as applicable, and need not make any inquiry about whether the Trustee or the
Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by either the Trustee or the Special Servicer that any particular
Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing
Agreement.

                                   Article II.

      Any act or thing lawfully done hereunder by either the Trustee or the
Special Servicer shall be binding on MSMC and MSMC's successors and assigns.

                                  Article III.

      This Limited Power of Attorney shall continue in full force and effect with respect to the Trustee and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

      Section 3.01   with respect to the Trustee, the termination of the
            Trustee and its replacement with a successor Trustee under the terms of the Pooling and Servicing Agreement;

      Section 3.02   with respect to the Special Servicer, the termination of
            the Special Servicer and its replacement with a successor Special
            Servicer under the terms of the Pooling and Servicing Agreement;

      Section 3.03   with respect to the Trustee, the appointment of a
            receiver or conservator with respect to the business of the Trustee, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Trustee;

      Section 3.04   with respect to the Special Servicer, the appointment of
            a receiver or conservator with respect to the business of the
            Special Servicer, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Special Servicer;

      Section 3.05   with respect to each of the Trustee and the Special
            Servicer and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust Fund;

      Section 3.06   with respect to each of the Trustee and the Special
            Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

      Section 3.07   with respect to the Special Servicer, the occurrence of
            an Event of Default under the Pooling and Servicing Agreement with respect to the Special Servicer.

      Nothing herein shall be deemed to amend or modify the Pooling and
Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of MSMC under the Mortgage Loan Purchase
Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

                                   Article IV.

      Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement.

                                   Article V.

      THIS LIMITED POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                            [Signature on next page]

      IN WITNESS WHEREOF, MSMC has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of March
28, 2006.

                                         MORGAN STANLEY MORTGAGE CAPITAL INC.

                                         By:    /s/ Anthony  J Sfarra
                                                --------------------------------
                                         Name:  Anthony J Sfarra
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK   )
                      )  ss:
COUNTY OF NEW YORK  )

      On this 23rd day of March, 2006, before me appeared Anthony J. Sfarra, to me personally known, who, being by me duly sworn did say that he is the Vice
President of Morgan Stanley Mortgage Capital Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said __________________ acknowledged said instrument to be the free act and deed of said corporation.

                                         /s/ Maia Haimson
                                         ---------------------------------------
                                                       Notary Public

                                                                  [Notary Stamp]